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EXHIBIT 10.4

                          OMNIBUS AMENDMENT AND WAIVER

         This OMNIBUS AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of February __, 2008, is entered into by and between RETAIL PRO, INC. (formerly known as ISLAND PACIFIC, INC., a Delaware corporation) (the "COMPANY"), LV Administrative Services, Inc., as Administrative and Collateral Agent ("AGENT") for and on behalf of LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending, amending and restating, and waiving certain terms of (i) the Amended and Restated Secured Convertible Term Note, dated as of July 12, 2004 (as amended and restated, amended, modified and/or supplemented from time to time, the "JULY 2004 TERM NOTE") issued by the Company to Laurus, (ii) the Securities Purchase Agreement by and between the Company and Laurus dated as of July 12, 2004 (as amended, modified or supplemented from time to time, the "JULY 2004 PURCHASE AGREEMENT"), (iii) the Registration Rights Agreement by and between the Company and Laurus dated July 12, 2004 (as amended, modified and/or supplemented from time to time, the "JULY 2004 REG. RIGHTS AGREEMENT"), (iv) the Secured Convertible Term Note issued by the Company to Laurus, dated as of June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 TERM NOTE" and together with the July 2004 Term Note, the "TERM NOTES"), (v) the Securities Purchase Agreement by and between the Company and Laurus dated as of June 15, 2005 (as amended, modified or supplemented from time to time, the "JUNE 2005 PURCHASE AGREEMENT"), (vi) the Registration Rights Agreement by and between the Company and Laurus dated June 15, 2005 (as amended, modified and/or supplemented from time to time, the "JUNE 2005 REG. RIGHTS AGREEMENT"), (vii) the Securities Purchase Agreement by and between the Company and Laurus dated November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 PURCHASE AGREEMENT" and together with the July 2004 Purchase Agreement and the June 2005 Purchase Agreement, the "PURCHASE AGREEMENTS"), and (viii) the Registration Rights Agreement by and between the Company and Laurus dated November 17, 2005 (as amended, modified or supplemented from time to time, the "NOVEMBER 2005 REG. RIGHTS AGREEMENT" and together with the July 2004 Reg. Rights Agreement and the June 2005 Reg. Rights Agreement, the "REG. RIGHTS AGREEMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the applicable Term Notes, Purchase Agreements or Reg. Rights Agreements.

         WHEREAS, Island Pacific, Inc. has changed its name to Retail Pro, Inc.; and

         WHEREAS, the Company and Agent have agreed to make certain changes to each of the Term Notes, the Purchase Agreements and the Reg. Rights Agreements as set forth herein.

         NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Each of the Company and Agent hereby acknowledge that (i) the aggregate principal amount outstanding on the date hereof pursuant to the July 2004 Term Note is $2,066,866.48, and (ii) the aggregate principal amount outstanding on the date hereof pursuant to the June 2005 Term Note is $3,200,000.

         2. The last sentence of Section 2.1 of the July 2004 Term Note is hereby deleted and the following inserted in its stead:

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         "The 'FIXED CONVERSION PRICE' applicable to this Note means $0.08 for the first $688,955 converted hereunder, and $2.00 thereafter."

         3. The last sentence of Section 2.1(a) of the June 2005 Term Note is hereby deleted and the following inserted in its stead:

         "The `FIXED CONVERSION PRICE' applicable to this Note means $0.08 for the first $1,066,666 converted hereunder and $2.00 thereafter."

MISCELLANEOUS
-------------

         4. Agent understands that the Company has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. The Company hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within five (5) business days of the date hereof.

         5. Each amendment and waiver set forth herein shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when
(i) each of the Company and Agent shall have executed and the Company shall have delivered to Agent its respective counterpart to this Amendment.

         6. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Term Notes, the Purchase Agreements or the Reg. Rights Agreements, and all of the other forms, terms and provisions of each of the foregoing remain in full force and effect.

         7. The Company hereby represents and warrants to Agent that after giving effect to this Amendment: (i) on the date hereof, all representations, warranties and covenants made by the Company in connection with the Term Notes are true, correct and complete except as qualified or limited in any manner by the information set forth in the Company's Form 10-K for the year ended March 31, 2007, other reports filed with the Securities Exchange Commission (SEC) under the Securities Act of 1933, as amended, and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and the Supplemental Schedules delivered by the Company to Agent as contemplated by the Securities Purchase Agreement dated as of February 29, 2008 by and among the Company, Agent and the Purchasers (as defined therein); and (ii) on the date hereof, all of the Company's covenant requirements set forth in the each of the Term Notes, the Purchase Agreements, and Related Agreements (as defined in the respective Term Notes) have been met except as qualified, limited or waived in any manner by this Amendment or any prior amendments.

         8. From and after the Amendment Effective Date, all references to the June 2004 Term Note and the July 2005 Term Note shall be deemed to be references to each of the respective June 2004 Term Note and the July 2005 Term Note as modified hereby.

         9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.


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

         IN WITNESS WHEREOF, each of the Company and Agent has caused this Amendment to be signed in its name effective as of this __ day of February, 2008.

                                         RETAIL PRO, INC. (FORMERLY KNOWN AS
                                         ISLAND PACIFIC,  INC.)


                                         By:________________________________
                                         Name:  Barry Schechter
                                         Title:  Chief Executive Officer


                                         LV ADMINISTRATIVE SERVICES, INC.


                                         By:______________________________
                                         Name:
                                         Title:


                                         AGREED AND ACKNOWLEDGED:
                                         LAURUS MASTER FUND, LTD.
                                         BY: LAURUS CAPITAL MANAGEMENT, LLC
                                         ITS: INVESTMENT MANAGER


                                         By:______________________________
                                         Name:
                                         Title:


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